CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Dec. 31, 2012	Dec. 31, 2011
CONSOLIDATED BALANCE SHEETS
Common shares of beneficial interest, par value (in dollars per share)	$ 0.01	$ 0.01
Common shares of beneficial interest, shares authorized	70,000,000	70,000,000
Common shares of beneficial interest, shares issued	54,643,888	47,051,650
Common shares of beneficial interest, shares outstanding	54,643,888	47,051,650